Fifth Third Bank | All Rights Reserved Investor Update May 2011 Please refer to earnings release dated April 21, 2011 and 10-Q dated May 9, 2011 for further information Exhibit 99.1

FIFTH THIRD BANK

Tier 1 common ratio (%)
10.0
8.0
6.0
4.0
2.0
0.0
6.96
7.17
7.34
7.50
9.01
1Q10
2Q10
3Q10
4Q10
1Q11

NPL / Loans3 (%)
4.0
3.0
2.0
1.0
0.0
3.51
3.30
2.07
2.15
2.11
1Q10
2Q10
3Q10
4Q10
1Q11

PPNR2 / Net charge-offs (%)
200
150
100
50
0
98
131
1424
164
149
1Q10
2Q10
3Q10
4Q10
1Q11

Return on assets (%)
1.20
0.95
0.70
0.45
0.20
(0.05)
(0.0)
0.7
0.8
1.2
1.0
1Q10
2Q10
3Q10
4Q10
1Q11

Fifth Third Bank | All Rights Reserved
A foundation of continued growth
Capital – foundation for continued growth
—
Tier 1 common capital has increased 464bps or $4.0bn¹
— 9.0% Tier 1 common ratio is $1.0bn in excess of internal ~8.0%
target
— Capital base transformed through series of capital actions
–
$1.7bn common equity offering; $1.0bn senior notes issued;
$3.408bn TARP redemption; $280mm warrant repurchase
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 3.62% of loans and 170% of NPLs
Credit – ongoing discipline driving steady improvement
— Broad-based improvements in problem loans
–
73% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.92%, down 51% (-191 bps) since 3Q09
–
149% PPNR²
/ NCOs in 1Q11
— Balance sheet risk lowered through asset sales, resolutions
–
$1.3bn (44%) decline in NPLs since 4Q09
Profitability – recent results support positive momentum
—
PPNR²
remained stable throughout cycle
— Profitability metrics have improved significantly from crisis-era levels, with 4 consecutive profitable quarters
— Return on assets at or above 1.0% for last two quarters and exceeds most peers

Since December 31, 2008

Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
3
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (excludes nonaccrual loans held-for-sale)
4
Excluding $510mm net charge-offs attributable to credit actions and $127mm in net BOLI settlement gains

FIFTH THIRD BANK

Michigan
Pennsylvania
Ohio
Illinois
Indiana
West Virginia
Missouri
Kentucky
Tennessee
North Carolina
Georgia
Florida

Fifth Third Bank | All Rights Reserved
Fifth Third franchise
$110 billion assets
$84 billion deposits
$13 billion market cap
15 affiliates in 12 states
1,310 banking centers
2,453 ATMs
Leading market share in mature Midwest
market
Built strong presence in higher growth
Southeastern markets over past 5 years

Fifth Third Bank | All Rights Reserved
1Q11 in review
Credit continuing to improve
• Net charge-offs of $367mm (1.92% of loans and leases) vs. 4Q10
NCOs of $356mm (1.86% of loans and leases)
• Total NPAs of $2.3B including held-for-sale declined $126mm or 5%
sequentially to lowest level since 2Q08
– Total delinquencies down 12% sequentially (lowest level since 2006)
• Provision expense of $168mm, reduction in allowance of $199mm
• Loan loss allowance of 3.62%; coverage 132% of NPAs and 170% of
NPLs and 1.9x annualized first quarter net charge-offs
Actions driving progress
• Focusing on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement
initiatives
• Enhancing breadth and profitability of offerings and relationships
• Exit from all crisis-era government programs
Continued strong operating results
• Net income available to common shareholders of $88mm, or $0.10 per diluted share
– Net income reduced by $153mm of discount accretion recorded in preferred dividends accelerated by February repurchase of
$3.4B in TARP CPP Preferred Stock; $0.17 per share impact
• Average loan and lease balances excluding held-for-sale up 2%
sequentially; period end loans and leases flat sequentially
• Return on average assets of 1.0%
• Strong capital ratios: Tier 1 common 9.0%, Tier 1 capital ratio 12.2%,
Total capital ratio 16.3%

Average loan growth ($B)^
+2% QoQ; (1%) YoY
78
77
77
76
78
33
33
33
33
34
45
44
44
43
43
1Q10
2Q10
3Q10
4Q10
1Q11
Commercial Loans
Consumer Loans

Average core deposit growth ($B)
+1% QoQ; +2% YoY
77
77
75
76
78
15
15
14
12
11
43
43
42
43
45
19
19
19
21
22
1Q10
2Q10
3Q10
4Q10
1Q11
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

Average wholesale funding ($B)
(5%) QoQ; (19%) YoY
20
19
19
17
16
11
11
11
10
10
2
2
2
2
2
7
6
6
5
4
1Q10
2Q10
3Q10
4Q10
1Q11
LT debt
ST borrowings
Non-core deposits

Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 4% sequentially and 4% from the previous year
• CRE loans down 3% sequentially and 17% from the previous year
• Consumer loans up 2% sequentially and 3% from the previous year
• Warehoused residential mortgage loans held-for-sale were $1.5B at quarter end versus $2.3B at year-end
• Core deposit to loan ratio of 100%, up from 97% in 1Q10
• DDAs up 2% sequentially and 15% year-over-year
• Retail average transaction deposits up 3% sequentially and 14% from the previous year, driven by growth in demand deposit, savings, and interest checking account balances
• Commercial average transaction deposits up 3% sequentially, driven by growth in demand deposit and interest checking account balances
– Excluding public funds balances, commercial average transaction deposits increased 1% sequentially and 17% over prior year
• Reduced wholesale funding by $3.8 billion from the first quarter of 2010
– Non-core deposits down 13% sequentially and 40% from the
previous year
– Short term borrowings down 8% sequentially and up 16% from the previous year
– Long-term debt flat sequentially and down 11% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

NII and NIM (FTE)
4.0%
3.5%
3.0%
2.5%
2.0%
$901
$887
$916
$919
$884
3.63%
3.57%
3.70%
3.75%
3.71%
$950
$850
$750
$650
$550
$450
1Q10
2Q10
3Q10
4Q10
1Q11 ($mm)
Net Interest Income (right axis)
PAA*
NIM

Δ Δ

Fifth Third Bank | All Rights Reserved
Net interest income
• Sequential net interest income and net interest
margin (FTE) performance driven by lower
daycount, debt issuance for TARP repayment,
lower mortgage warehouse HFS balances, 4Q10
FTPS, LLC loan refinancing, and lower yields,
partially offset by deposit mix shift and pricing as
well as higher average total loan balances
– NII down $35mm, or 4%, sequentially and
down $17mm, or 2%, year-over-year
– NIM down 4 bps sequentially and up 8 bps
year-over-year
• 4Q10 FTPS, LLC loan refinancing represented
nearly half of decline in C&I loan yields
* Represents purchase accounting adjustments included in net interest income.
Yield Analysis
Interest-earning assets
1Q10 4Q10 1Q11
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.61% 4.64% 4.45% (19) (16)
Commercial mortgage loans 4.20% 4.17% 4.11% (6) (9)
Commercial construction loans 2.92% 2.90% 3.15% 25 23
Commercial leases 4.54% 4.21% 4.17% (4) (37)
Residential mortgage loans 5.18% 4.64% 4.67% 3 (51)
Home equity 4.02% 3.98% 3.96% (2) (6)
Automobile loans 6.24% 5.41% 5.10% (31) (114)
Credit card 10.76% 10.55% 10.43% (12) (33)
Other consumer loans and leases 11.87% 18.68% 18.54% (14) 667
Total loans and leases 4.87% 4.78% 4.67% (11) (20)
Taxable securities 4.28% 3.88% 3.96% 8 (32)
Tax exempt securities 3.65% 4.27% 4.77% 50 112
Other short-term investments 0.18% 0.25% 0.25% - 7
Total interest-earning assets 4.62% 4.52% 4.47% (5) (15)
• Yield on interest-earning assets declined 5 bps
sequentially and 15 bps year-over-year
Net Interest Income Reconciliation
($ in millions)
4Q10 NII (FTE) $919
Daycount (12)
FTPS loan restructuring (8)
Lower mortgage warehouse (8)
$1B debt issuance (7)
1Q11 NII (FTE) $884

Fee income as % of 1Q11 revenue

1Q11 Fee income distribution

60%
NII
40% Fee income
14%
Card & Processing
21%
Deposit fees
17%
Mortgage
15%
Corporate
banking
16%
Other
17%
Investment
advisors

Fifth Third Bank | All Rights Reserved
Diverse revenue stream
• Improving economy supportive of underlying revenue growth from loan growth and business fee income
– Higher market interest rates in future should add further benefit
• Negative impact of Reg E fully absorbed into results in 4Q10
• Timing and initial impact of debit interchange legislation currently unknown
– Legislative changes possible
– Timing of implementation 2H11, unless timeline altered
– ~3% of revenue at risk from initial impact before mitigating actions
– Valuable product and service; expect to mitigate through adjustments to product and service offerings
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity

FIFTH THIRD BANK

Loans 30-89 days delinquent % vs. peers

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

Loans 90+ days delinquent % vs. peers

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
FITB
Peer Average

NPA ratio vs. peers

4.5%
3.5%
2.5%
1.5%
0.5%
2Q11 expect down
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

Net charge-off ratio vs. peers

(7.5%)* (HFS transfer)
5.0%*
3.8% Before credit actions
2.3% Before credit actions
2Q11 expect down
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
FITB
Peer Average

Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF,STI, USB, WFC, and ZION
Source: SNL Financial and company filings. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
FITB credit metrics are now generally better than peers

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
4.91%
4.85%
4.20%
3.88%
3.62%
$8
$582
$434
($109)
$956
($499)
$356
($190)
$367
($199)
1Q10
2Q10
3Q10
4Q10
1Q11
Net Charge-offs
Additional Provision
Reserves

1Q11 coverage ratios strong relative to peers

170%
112%
Reserves / NPLs
132%
95%
Reserves / NPAs
188%
180%
Reserves / Annualized NCOs
Fifth Third
Peer Average

8

Fifth Third Bank | All Rights Reserved
Industry leading reserve levels
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.

1Q11 Tangible common equity ratio (including unrealized gains / losses)

Peer average: 7.6%
10.4%
9.2%
8.6%
8.6%
7.8%
7.7%
7.6%
7.3%
7.0%
6.7%
6.4%
6.1%
5.8%
CMA KEY FITB PNC MI HBAN STI WFC ZION BBT MTB USB RF

1Q11 Tier 1 common equity ratio

Peer average: 8.9%
10.7%
10.4%
10.3%
9.8%
9.3%
9.3%
9.1%
9.0%
8.9%
8.2%
7.9%
6.8%
6.4%
KEY CMA PNC HBAN ZION BBT STI FITB WFC USB RF MTB MI

1Q11 Tier 1 capital ratio

TARP
Peer average ex-TARP: 10.9%
15.5%
12.5%
9.8%
11.0%
13.5%
12.6%
12.2%
12.2%
12.1%
12.0%
11.5%
11.0%
10.8%
10.4%
8.8%
8.8%
6.4%
KEY PNC FITB ZION BBT HBAN WFC STI USB CMA MTB RF MI

1Q11 Texas ratio (HFI NPAs + loans >90 DPD) / (Reserves / TCE)

Peer average: 26%
12%
15%
18%
19%
20%
22%
29%
30%
30%
31%
33%
35%
39%
KEY HBAN CMA USB FITB PNC MTB WFC STI BBT ZION MI RF

Fifth Third Bank | All Rights Reserved
Strong capital position
Source: SNL Financial and Company reports. HFI NPAs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
Capital ratios strong and reflect TARP CPP redemption

FIFTH THIRD BANK

Organic growth opportunities

- Support growth of core banking franchise
- Improving loan demand in recovering economy

Return to more normal dividend policy*

- Strong levels of profitability would support significantly higher dividend than current level
- Incorporated higher dividends in 1Q11 CCAR** submission

Strategic opportunities*

- Prudently expand franchise or increase density in core markets via disciplined acquisitions or de novos
- Attain top 3 market position in 65% of markets or more
- Current expectation is that acquisition activity not a near-term development given likely posture of attractive partners to Fifth Third

Repurchases / Redemptions*

- Common shares:
  - Manage excess capital in light of other deployment alternatives, maintenance of buffers over targeted / required capital levels, and stock price
  - Not expected in near term
- Trust preferred shares (TRUPs):
  - Possible redemption of certain TRUPs included in 1Q11 CCAR** submission
  - Have called $450mm due to regulatory capital treatment event or on normal call dates
  - Will evaluate remaining TRUPs in context of regulatory developments and desired capital structure given continued changes in regulations

Internal Tier 1 common equity target of ~8%

*Subject to Board of Directors and regulatory approval
**Comprehensive Capital Adequacy Review by Federal Reserve; proposed future capital actions confidentially submitted

10

Capital management philosophy 11 FifthThird Bank | All Rights Reserved

Fifth Third Bank | All Rights Reserved
Customer-centric traditional banking model:
well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Largest bank headquartered within Fifth Third’s core Midwest footprint
— Focus on expansion and development of businesses where regional leadership matters
–
Retail, small business, and mid-market commercial
–
Select national lines where the bank has a distinctive element (i.e., Fifth Third
Processing Solutions, Indirect Auto, Healthcare)
No significant business at Fifth Third impaired during crisis; traditional banking focus consistent with direction of financial reform
— Didn’t / don’t originate or sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except ~$100mm HELOC from 2003)
— Didn’t / don’t originate or sell subprime mortgages or Option ARMs
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2mm)
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading);
— Daily VaR less than $500 thousand
–
Small private equity portfolio ~$100mm (holding company subsidiary)
Fifth Third’s businesses have performed well through the crisis - expect reintermediation and the landscape to evolve further toward our traditional strengths

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for approximately 2 years of obligations; no holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt
Superior capital and liquidity position
• NCOs below 2%; 1.9x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (149% PPNR / NCOs in 1Q11)
• 1.0% ROAA in 1Q11
Strong industry leader in earnings power

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,”
“projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins;
(5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8)
changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth;(22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Financial summary
• 1Q11 earnings of $0.10 per diluted share reduced by $153mm ($0.17 per share) of discount accretion recorded in preferred dividends accelerated by February repurchase of $3.4B in TARP CPP Preferred Stock
• Return on average assets of 1.0%
• Decline in net interest income and net interest margin driven by two fewer days in quarter; debt issuance for
TARP repayment; lower mortgage warehouse HFS balances; and 4Q10 FTPS, LLC loan refinancing
– Average core deposits up 1% sequentially, reflecting higher DDA balances and decline in consumer CDs
– Average loans up 2% sequentially, reflecting strength in C&I and auto loans
Actual
Seq. YOY
($ in millions)
1Q10 4Q10 1Q11 $ % $ %
Average Balances
Commercial loans $45,169 $42,808 $43,410 $602 1% ($1,759) (4%)
Consumer loans
33,212 33,428 34,226 798 2% 1,014 3%
Total loans & leases (excl. held-for-sale) $78,381 $76,236 $77,636 $1,400 2% ($745) (1%)
Core deposits
$76,262 $76,454 $77,524 $1,070 1% $1,262 2%
Income Statement Data
Net interest income (taxable equivalent) $901 $919 $884 ($35) (4%) ($17) (2%)
Provision for loan and lease losses 590 166 168 2 1% (422) (72%)
Noninterest income 627 656 584 (71) (11%) (43) (7%)
Noninterest expense 956 987 918 (69) (7%) (38) (4%)
Net Income (loss) ($10) $334 $265 ($69) (20%) $275 NM
Preferred dividends (62) (63) (177) 114 181% 115 184%
Diluted earnings after preferred dividends ($72) $270 $88 ($182) (67%) $161 NM
Pre-provision net revenue $568 $583 $545 ($38) (7%) ($23) (4%)
Earnings per share, basic ($0.09) $0.34 $0.10 ($0.24) (71%) $0.19 NM
Earnings per share, diluted ($0.09) $0.33 $0.10 ($0.23) (70%) $0.19 NM
Net interest margin 3.63% 3.75% 3.71% (4bps) (1%) 8bps 2%
Return on average assets (0.04%) 1.18% 0.97% (21bps) (18%) 101bps NM

Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments ~$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• 1Q11 debit interchange revenue of $54mm
• 1Q11 debit interchange $ volume: $4.1B
– Signature $3.3B, PIN $.8B
– Signature 89mm, PIN 20mm
• Fed has proposed limits on debt interchange; proposal
currently out for comment
• Proposals would apply caps of $0.12 or $0.07 per transaction
(e.g., on volume which in 1Q11 was 109 million transactions)
• If proposal implemented as written, we would expect
substantial mitigation of any reduction in revenue through
actions by FITB and competitors to recapture costs of providing this service to customers and merchants
Deposit
Insurance
• Current assessed base (Deposits): ~$78B
• Proposed assessed base (Assets-TE): ~$96B
• FITB rate under new industry assessment, based
upon large bank scorecard, less than rate under old
assessment
• Lower due to reduced share of assessed base
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Impact fully absorbed in run-rate
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Expected to be more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation and does not include benefit of mitigation activities. Please refer also to cautionary statement.
• 1Q11 debit interchange transaction volume: 109mm

FIFTH THIRD BANK

Modest holding co unsecured debt maturities ($mm)

$4,768
$750
$1,250
2011
2012
2013
2014
2015
2016
2017 on
Fifth Third Bancorp
Fifth Third Capital Trust

- **Holding Company cash at 3/31/11: $1.3B**
- **Expected cash obligations over the next 12 months**
  - $0 debt maturities
  - ~$221mm common dividends (at $0.06 per share)
  - ~$35mm Series G preferred dividends
  - ~$392mm interest and other expenses
- **Cash currently sufficient to satisfy all fixed obligations* for almost two years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries; proceeds from asset sales**

Modest Bank unsecured debt maturities**

$500
$500
$1
2011
2012
2013
2014
2015
2016
2017 on

- Retail Brokered CD maturities: $218mm in 2011
- FHLB borrowings $1.6B
- 3/31 unused avail. capacity $28B ($21B in Fed and $7B in FHLB)

Heavily core funded

L-T debt 10%
Demand 20%
Equity 11%
Other liabilities 3%
S-T borrowings 1%
S-T wholesale 5%
Non-core deposits 4%
Interest checking 17%
Consumer time 6%
Foreign office 3%
Savings/ MMDA 25%

Debt maturities, common and preferred dividends, interest and other expenses
*** Excluding brokered CDs*

18 Fifth Third Bank | All Rights Reserved Liquidity position

FIFTH THIRD BANK

$200
$180
$160
$140
$120
$100
$80
$60
$40
$172
$166
$184
$161
$145
11
12
12
11
10
161
154
172
150
135
1Q10
2Q10
3Q10
4Q10
1Q11
GSE
Private
Claims

Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
Demand requests and repurchase losses remain volatile
and near-term repurchase losses are expected to remain
elevated
Virtually all sold loans and new claims relate to GSEs or
GNMA
— 98% of outstanding balance of loans sold
— 92% of outstanding claims
Losses remain focused in 2006 thru 2008 vintages.
Majority of outstanding balances of the serviced for others
portfolio relates to origination activity in 2009 and later
Claims and exposure related to whole loan sales (no
outstanding first mortgage securitizations)
Repurchase Reserves* ($ in millions)
1Q10 2Q10 3Q10 4Q10 1Q11
Beginning balance $58 $84 $85 $103 $101
Net reserve additions 39 19 47 21 10
Repurchase losses (13) (18) (29) (23) (23)
Ending balance $84 $85 $103 $101 $88
Outstanding Counterparty Claims ($ in millions) Outstanding Balance of Sold Loans ($ in millions)
2005 and prior
GSE GNMA Private Total
$8,876 $325 $648 $9,850
2006 2,036 69 309 2,414
2007 3,331 101 272 3,705
2008 3,460 802 3 4,262
2009 and later 27,432 7,782 1 32,214
Total $45,135 $9,079 $1,233 $55,447
* Includes reps and warranty reserve ($73mm) and reserve for loans sold with recourse ($14mm).

- **Successive improvement in vintage performance during 2008 and 2009, even as volume of modification increased**
- **Fifth Third's mortgage TDR default experience in line with industry and significantly better than overall GSE-servicing portfolio experience**
- **Of $1.8B in consumer TDRs, $1.6B were on accrual status and $209mm were nonaccruals**
  - **$1.1B of TDRs are current and have been on the books 6 or more months; within that, nearly $890mm of TDRs are current and have been on the books for more than a year**
- **As current TDRs season, their default propensity declines significantly**
  - **We see much lower defaults on current loans after a vintage approaches 12 months since modification**

TDR performance has improved in newer vintages

Mortgage TDR 60+ redefault trend by vintage*

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
Months since modification
2008
2009
Volume by vintage
1Q08 5%
2Q08 10%
3Q08 9%
4Q08 10%
1Q09 10%
2Q09 11%
3Q09 11%
4Q09 9%
1Q10 9%
2Q10 6%
3Q10 6%

$ 1.3B Current consumer TDRs (%)

18%
16%
20%
24%
22%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.1 billion

Outperforming redefault benchmarks

Mortgage TDR 60+ redefault rate: Fifth Third comparison (January 1, 2008 through December 2010)*

60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months
Freddie Mac
Fannie Mae
Fifth Third
Industry portfolio loans

Source: Fifth Third and OCC/OTS data through 4Q10

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)

Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Beginning NPL Amount 1,406       1,937       2,110       2,430       2,392       2,172      1,980       1,261       1,214
New nonaccrual loans 799          544          832          602          405          310         290          224          299
Paydowns, payoffs, sales and net other activity (157)         (190)         (246)         (332)         (425)         (402)        (630)         (168)         (199)
Charge-offs (111)         (181)         (266)         (308)         (200)         (100)        (379)         (103)         (103)
Ending Commercial NPL 1,937       2,110       2,430       2,392       2,172       1,980      1,261       1,214       1,211
Consumer
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Beginning NPL Amount 457          459          477          517          555          561         550          323          466
New nonaccrual loans 157          125          160          152          137          205         157          243          113
Net other activity (155)         (107)         (120)         (114)         (131)         (216)        (384)         (100)         (145)
Ending Consumer NPL 459          477          517          555          561          550         323          466          434
Total NPL 2,396       2,587       2,947       2,947       2,733       2,530      1,584       1,680       1,645
Total new nonaccrual loans - HFI 956          669          992          754          542          515         447          467          412
NPL Rollforward
Significant improvement in NPL inflows over past two years
Nonaccrual loans and leases at December 31, 2010 reflect a reclassification of $84 million in nonperforming loans from commercial and industrial loans to other consumer loans and leases which occurred after the Bancorp's Form 8-K was filed on January 19, 2011.

FIFTH THIRD BANK

FITB NPL inflows (relative to loans) vs. peers

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
FITB
FITB ex-HFS
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Fifth Third's non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been proportionally lower than peers

Non-performing loans ($mm)

(2%)% QoQ; (40%) YoY
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2.7B
561
2,172
$2.5B
550
1,980
$1.6B
323
1,261
$1.7B
466
1,214
$1.6B
434
1,211
1Q10 2Q10 3Q10 4Q10 1Q11
Commercial
Consumer

Non-performing loans improving with lower severity mix; benefit of sales/transfers

New HFI non-performing loan flows ($mm)

+8% QoQ; (24%) YoY
$600
$400
$200
$0
$542
$405
$137
$515
$310
$205
$447
$290
$157
$467
$243
$224
$412
$299
$113
1Q10 2Q10 3Q10* 4Q10^ 1Q11
Total
Commercial
Consumer

NPL inflows down significantly

Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC

*3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans

22 Fifth Third Bank | All Rights Reserved Non-performing loans

FIFTH THIRD BANK

Credit trends

	C&I				
($ in millions)	1Q10	2Q10	3Q10	4Q10	1Q11
Balance	$26,131	$26,008	$26,302	$27,191	$27,344
90+ days delinquent	$63	$49	$28	$16	$8
as % of loans	0.24%	0.19%	0.11%	0.06%	0.03%
NPAs	$788	$792	$594	$612	$620
as % of loans	3.02%	3.05%	2.26%	2.25%	2.27%
Net charge-offs	$161	$104	$237	$85	$83
as % of loans	2.49%	1.58%	3.57%	1.27%	1.22%

3Q10 NCO Breakout	
Non-core:	$108
Core:	$129
Core NCO Rate:	1.94%

Loans by geography

FL 7%
MI 12%
OH 19%
IN 5%
IL 14%
KY 5%
TN 4%
NC 2%
Other / National 32%

Comments

- Commercial & industrial loans represented 35% of total loans and 23% of net charge-offs
- 47% of 1Q11 losses on loans to companies in real estate related industries
  - Loans to real estate related industries of $2.8B (10%); 1Q11 NCO ratio of 5.52%
- FL represented 23% of 1Q11 losses, 7% of loans; MI represented 34% of losses, 12% of loans

Loans by industry

Auto Manufacturing 1%
Accommodation 2%
Construction 4%
Finance & Insurance 16%
Manufacturing 22%
Real Estate 6%
Retail Trade 3%
Auto Retailers 3%
Wholesale Trade 10%
Other 36%

9

23 Fifth Third Bank | All Rights Reserved Commercial & industrial*

FIFTH THIRD BANK

Credit trends

($ in millions)	Commercial mortgage 1Q10	2Q10	3Q10	4Q10	1Q11
Balance	$11,744	$11,481	$10,985	$10,845	$10,510
90+ days delinquent	$44	$53	$29	$11	$8
as % of loans	0.38%	0.46%	0.26%	0.10%	0.08%
NPAs	$1,002	$956	$679	$679	$696
as % of loans	8.53%	8.33%	6.19%	6.26%	6.63%
Net charge-offs	$99	$78	$268	$79	$54
as % of loans	3.42%	2.68%	9.34%	2.86%	2.04%

3Q10 NCO Breakout	
Non-core:	$202
Core:	$66
Core NCO Rate:	2.30%

Loans by geography

FL 13%
MI 26%
Other / National 3%
NC 7%
TN 2%
KY 4%
IL 10%
IN 6%
OH 29%

Comments

- **Commercial mortgage loans represented 14% of total loans and 15% of net charge-offs**
- **Owner occupied 1Q11 NCO ratio of 1.4%, other non-owner occupied 1Q11 NCO ratio of 2.7%**
- **Loans from FL/MI represented 38% of portfolio loans, 38% of portfolio losses in 1Q11**

Loans by industry

Auto Manufacturing 0%
Accommodation 4%
Other 22%
Construction 9%
Finance & Insurance 2%
Manufacturing 5%
Wholesale Trade 3%
Auto Retailers 2%
Retail Trade 4%
Real Estate 49%

24 Fifth Third Bank | All Rights Reserved Commercial mortgage* * NPAs exclude loans held-for-sale. 3Q10 includes losses on loans transferred to held-for-sale

Loans by geography

MI
14%
OH
31%
IN
7%
IL
12%
KY
5%
TN
1%
NC
3%
Other / National
8%
FL
19%

Loans by industry

Accommodation
1%
Construction
26%
Finance & insurance
0%
Manufacturing
3%
Real estate
55%
Retail Trade
1%
Auto Retailers
0%
Wholesale Trade
1%
Other
13%

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $3,277 $2,965 $2,349 $2,048 $1,980
90+ days delinquent $9 $37 $5 $3 $23
as % of loans 0.28% 1.24% 0.21% 0.13% 1.16%
NPAs $569 $482 $291 $259 $248
as % of loans 17.36% 16.26% 12.40% 12.65% 12.53%
Net charge-offs $78 $43 $121 $10 $26
as % of loans 8.57% 5.46% 16.58% 1.88% 5.24%
Commercial construction
Commercial construction*
Credit trends
Comments
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
• Commercial construction loans represented 3% of total loans and 7% of net charge-offs
• Loans from FL/MI represented 32% of portfolio loans, 17% of portfolio losses in 1Q11
Non-core: $77
Core: $44
Core NCO Rate: 5.99%
3Q10 NCO Breakout

Loans by geography

FL
15%
MI
23%
Other /
National
1%
NC
10%
TN
5%
KY
4%
IL
4%
IN
9%
OH
29%

Loans by industry

C&I
17%
Commercial
construction
25%
Commercial
mortgage
58%

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $1,324 $1,207 $824 $699 $651
90+ days delinquent $6 $12 $3 $1 $1
as % of loans 0.43% 1.03% 0.37% 0.12% 0.16%
NPAs $520 $431 $280 $259 $249
as % of loans 39.28% 35.68% 33.97% 37.12% 38.30%
Net charge-offs $81 $48 $127 $19 $22
as % of loans 22.89% 15.01% 48.74% 10.08% 13.04%
Homebuilders/developers
Homebuilders/developers*
Credit trends
Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $651mm, down 80% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 1.5% of commercial loans
• $22mm of NCOs (27% commercial mortgage, 67% commercial
construction, 6% C&I)
• $249mm of NPAs (65% commercial mortgage, 30%
commercial construction, 5% C&I), down $10mm sequentially
* NPAs exclude loans held-for-sale.
3Q10 includes losses on loans transferred to held-for-sale
Non-core: $95
Core: $32
Core NCO Rate: 12.25%
3Q10 NCO Breakout

FIFTH THIRD BANK

Loans by geography

FL
19%
MI
15%
OH
25%
IN
7%
IL
11%
KY
6%
TN
2%
NC
5%
Other / National
10%

Portfolio details

- 1st liens: 100%; weighted average LTV: 74.7%
- Weighted average origination FICO: 743
- Origination FICO distribution: <660 8%; 660-689 6%; 690-719 10%; 720-749 14%; 750+ 45%; Other^ 16%

  (note: loans <660 includes CRA loans and FHA/VA loans)
- Origination LTV distribution: <=70 33%; 70.1-80 40%; 80.1-90 8%; 90.1-95 5%; >95 14%
- Vintage distribution: 2011 9%; 2010 27%; 2009 6%; 2008 8%; 2007 10%; 2006 9%; 2005 15%; 2004 and prior 16%
- % through broker: 14%; performance similar to direct

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $7,918 $7,707 $7,975 $8,956 $9,530
90+ days delinquent $157 $107 $111 $100 $98
as % of loans 1.98% 1.38% 1.39% 1.12% 1.03%
NPAs $521 $549 $328 $368 $338
as % of loans 6.57% 7.12% 4.11% 4.11% 3.55%
Net charge-offs $88 $85 $204 $62 $65
as % of loans 4.46% 4.35% 10.37% 2.93% 2.82%
Residential mortgage
Residential mortgage
Credit trends
Comments
^ Includes acquired loans where FICO at origination is not available
3Q10 includes losses on loans sold
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
• Residential mortgage loans represented 12% of total loans and
18% of net charge-offs
• FL portfolio 19% of residential mortgage loans driving 57% of portfolio losses
• FL lots ($184mm) running at 32% annualized loss rate (YTD)
Non-core: $123
Core: $81
Core NCO Rate: 4.10%
3Q10 NCO Breakout

FIFTH THIRD BANK

Brokered loans by geography

FL
3%
MI
21%
Other
20%
NC
1%
TN
2%
KY
7%
IL
12%
IN
10%
OH
24%

Direct loans by geography

FL
9%
MI
21%
Other
1%
NC
5%
TN
2%
KY
8%
IL
13%
IN
9%
OH
32%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $10,280 $10,149 $10,004 $9,815 9,585
90+ days delinquent $60 $61 $61 $59 $59
as % of loans 0.58% 0.60% 0.61% 0.60% 0.62%
Net charge-offs $43 $37 $40 $40 $39
as % of loans 1.68% 1.45% 1.57% 1.61% 1.64%
Home equity - direct
($ in millions) 1Q10 2Q10 3Q10 4Q10 1Q11
Balance $1,906 $1,838 $1,770 $1,698 1,637
90+ days delinquent $29 $29 $26 $25 $25
as % of loans 1.53% 1.57% 1.46% 1.46% 1.51%
Net charge-offs $30 $24 $26 $25 $24
as % of loans 6.45% 5.29% 5.87% 5.74% 5.88%
Home equity - brokered
Home equity
1 st liens: 30%; 2 nd liens: 70%
Weighted average origination FICO: 749
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 74% Origination CLTV distribution: <=70 39%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2011 1%; 2010 3%; 2009 4%; 2008 11%; 2007 11%; 2006
15%; 2005 14%; 2004 and prior 40%
% through broker channels: 15% WA FICO: 735 brokered, 751 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Credit trends
Home equity loans represented 15% of total loans and 17% of net charge-offs
Approximately 15% of portfolio in broker product driving 38% total loss
Approximately one third of Fifth Third 2 nd liens are behind Fifth Third
1 st liens
2005/2006 vintages represent approximately 30% of portfolio; account for 52% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available

FIFTH THIRD BANK

Total Loans

8%
1%
0%
27%
13%
26%
19%
0%
6%

NPAs

1%
1%
14%
31%
31%
22%

NCOs

2%
4%
1%
13%
23%
7%
5%
0%
45%

C&I | COML MORTGAGE | COML CONST | COML LEASE | RESI MORTGAGE | HOME EQUITY | AUTO | CREDIT CARD | OTHER CONS

**NPAs exclude loans held-for-sale.*

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.8            7% 73                        12% 19          23%
Commercial mortgage 1.3            13% 157                      22% 5            10%
Commercial construction 0.4            19% 112                      45% 4            16%
Commercial lease 0.0            0% 0                          0% -         0%
Commercial 3.6            8% 342                      21% 29          18%
Mortgage 1.8            19% 95                        28% 37          58%
Home equity 0.9            8% 8                          11% 11          17%
Auto 0.5            5% 1                          7% 2            8%
Credit card 0.1            5% 4                          8% 3            11%
Other consumer 0.0            2% 0                          0% 1            2%
Consumer 3.3            10% 108                      20% 53          26%
Total 6.9            9% 450                      21% 82          22%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

FIFTH THIRD BANK

Total Loans

28%
24%
2%
2%
12%
20%
9%
2%
1%

NPAs

30%
44%
8%
2%
9%
3%
1%
3%
0%

NCOs

38%
20%
0%
0%
11%
20%
4%
6%
1%

C&I | COML MORTGAGE | COML CONST | COML LEASE | RESI MORTGAGE | HOME EQUITY | AUTO | CREDIT CARD | OTHER CONS

*NPAs exclude loans held-for-sale.

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.3            12% 109                 18% 28          34%
Commercial mortgage 2.8            26% 160                 23% 15          28%
Commercial construction 0.3            14% 29                  12% 0            1%
Commercial lease 0.2            6% 8                     35% 0            0%
Commercial 6.5            15% 307                 19% 44          27%
Mortgage 1.4            15% 33                  10% 8            12%
Home equity 2.3            21% 10                  14% 14          23%
Auto 1.0            9% 3                     17% 3            14%
Credit card 0.3            15% 11                  20% 5            15%
Other consumer 0.1            14% 0                     0% 1            3%
Consumer 5.1            15% 56                  10% 31          15%
Total 11.7          15% 363                 17% 74          20%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market